                                               ------------------------------
                                                       OMB APPROVAL
                                               ------------------------------
                                               OMB NUMBER:          3235-0145
                                               Expires:     December 31, 1997
                                               Estimated average burden
                                               hours per response  . .  14.90
                                               ------------------------------

                        Exhibit II to Amendment No. 2



                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 SCHEDULE 13G
                                (RULE 13d-102)

           INFORMATION STATEMENT PURSUANT TO RULES 13d-1 AND 13d-2
                  UNDER THE SECURITIES EXCHANGE ACT OF 1934
                        (AMENDMENT NO.      1       )*
                                       -------------




                        LONDON INTERNATIONAL GROUP PLC
-------------------------------------------------------------------------------
                               (Name of Issuer)

                   Common Stock, par value 0.10p per share
-------------------------------------------------------------------------------
                        (Title of Class of Securities)

                                  541833307
                          --------------------------
                                (CUSIP Number)



Check the following box if a fee is being paid with this statement [ ]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).





                               Page 9 of 27 pages

CUSIP No.    541833307                 13G            Page   2   of   7   Pages
         ----------------------                            -----    -----


-------------------------------------------------------------------------------------------------------------------------------
    1      NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                   B.A.T Industries p.l.c.

-------------------------------------------------------------------------------------------------------------------------------
    2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                            (a) [ ]

                                                                                                                        (b) [ ]

-------------------------------------------------------------------------------------------------------------------------------
    3      SEC USE ONLY




-------------------------------------------------------------------------------------------------------------------------------
    4      CITIZENSHIP OR PLACE OF ORGANIZATION


                   England

-------------------------------------------------------------------------------------------------------------------------------
                           5     SOLE VOTING POWER

                                          -0-

                         ------------------------------------------------------------------------------------------------------
     NUMBER OF             6     SHARED VOTING POWER
      SHARES
   BENEFICIALLY
     OWNED BY                             36,995,297
       EACH
     REPORTING           ------------------------------------------------------------------------------------------------------
      PERSON               7     SOLE DISPOSITIVE POWER
       WITH
                                          -0-

                         ------------------------------------------------------------------------------------------------------
                           8     SHARED DISPOSITIVE POWER

                                          36,995,297


-------------------------------------------------------------------------------------------------------------------------------
    9      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                   36,995,297


-------------------------------------------------------------------------------------------------------------------------------
    10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                            [ ]

                   N.A.


-------------------------------------------------------------------------------------------------------------------------------
    11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                   10.94%

-------------------------------------------------------------------------------------------------------------------------------
    12     TYPE OF REPORTING PERSON*

                   HC
-------------------------------------------------------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                              Page 10 of 27 pages

CUSIP No.    541833307                 13G            Page   3   of   7   Pages
         ----------------------                            -----    -----


-------------------------------------------------------------------------------------------------------------------------------
    1      NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                   Allied Dunbar Assurance plc

-------------------------------------------------------------------------------------------------------------------------------
    2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                            (a) [ ]

                                                                                                                        (b) [ ]

-------------------------------------------------------------------------------------------------------------------------------
    3      SEC USE ONLY




-------------------------------------------------------------------------------------------------------------------------------
    4      CITIZENSHIP OR PLACE OF ORGANIZATION


                   England

-------------------------------------------------------------------------------------------------------------------------------
                           5     SOLE VOTING POWER

                                          -0-

                         ------------------------------------------------------------------------------------------------------
     NUMBER OF             6     SHARED VOTING POWER
      SHARES
   BENEFICIALLY
     OWNED BY                             18,533,501
       EACH
     REPORTING           ------------------------------------------------------------------------------------------------------
      PERSON               7     SOLE DISPOSITIVE POWER
       WITH
                                          -0-

                         ------------------------------------------------------------------------------------------------------
                           8     SHARED DISPOSITIVE POWER

                                          18,533,501


-------------------------------------------------------------------------------------------------------------------------------
    9      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                   18,533,501


-------------------------------------------------------------------------------------------------------------------------------
    10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                            [ ]

                   N.A.


-------------------------------------------------------------------------------------------------------------------------------
    11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                   5.48%

-------------------------------------------------------------------------------------------------------------------------------
    12     TYPE OF REPORTING PERSON*

                   IC
-------------------------------------------------------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                              Page 11 of 27 pages

CUSIP No.    541833307                 13G            Page   4   of   7   Pages
         ----------------------                            -----    -----


-------------------------------------------------------------------------------------------------------------------------------
    1      NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                   Allied Dunbar Unit Trusts plc

-------------------------------------------------------------------------------------------------------------------------------
    2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                            (a) [ ]

                                                                                                                        (b) [ ]

-------------------------------------------------------------------------------------------------------------------------------
    3      SEC USE ONLY




-------------------------------------------------------------------------------------------------------------------------------
    4      CITIZENSHIP OR PLACE OF ORGANIZATION


                   England

-------------------------------------------------------------------------------------------------------------------------------
                           5     SOLE VOTING POWER

                                          -0-

                         ------------------------------------------------------------------------------------------------------
     NUMBER OF             6     SHARED VOTING POWER
      SHARES
   BENEFICIALLY
     OWNED BY                             18,259,978
       EACH
     REPORTING           ------------------------------------------------------------------------------------------------------
      PERSON               7     SOLE DISPOSITIVE POWER
       WITH
                                          -0-

                         ------------------------------------------------------------------------------------------------------
                           8     SHARED DISPOSITIVE POWER

                                          18,259,978


-------------------------------------------------------------------------------------------------------------------------------
    9      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                   18,259,978


-------------------------------------------------------------------------------------------------------------------------------
    10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                            [ ]

                   N.A.


-------------------------------------------------------------------------------------------------------------------------------
    11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                   5.40%

-------------------------------------------------------------------------------------------------------------------------------
    12     TYPE OF REPORTING PERSON*

                   IC
-------------------------------------------------------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                              Page 12 of 27 pages

                 Item 4 of the Statement on Schedule 13G, dated February 9, 1995, filed by B.A.T Industries p.l.c., Allied Dunbar Unit Trusts plc and Allied Dunbar Assurance plc is hereby amended and restated to read in its entirety as follows:


Item 4           Ownership
------           ---------

                          (a)     Amount Beneficially Owned:

                                           36,995,297

                          (b)     Percent of Class:

                                           10.94%

                          (c)     Number of shares as to which person has:

                                  (i)      Sole voting power:                        -0-
                                  (ii)     Shared voting power:                      36,995,297
                                  (iii)    Sole disposition power:                   -0-
                                  (iv)     Shared disposition power:                 36,995,297





                              Page 13 of 27 pages

                                   SIGNATURES


                 After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                  B.A.T INDUSTRIES p.l.c.


Dated February 6, 1996            By:  /s/ Anthony Robert Holliman
                                     -------------------------------------
                                     Name:  Anthony Robert Holliman
                                     Title:  Assistant Corporate Secretary





                              Page 14 of 27 pages

                                   SIGNATURES


                 After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                  ALLIED DUNBAR ASSURANCE plc


Dated February 6, 1996            By: /s/ Ross MacLean
                                     --------------------------------------
                                     Name:  Ross MacLean
                                     Title:  Investment Manager



                                  ALLIED DUNBAR UNIT TRUSTS plc


Dated February 6, 1996            By: /s/ Ross MacLean
                                     --------------------------------------
                                     Name:  Ross MacLean
                                     Title:  Investment Manager





                              Page 15 of 27 pages